                                                     PRELIMINARY PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[X] Preliminary Proxy Statement
                                              [ ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                               NETSOL INTERNATIONAL, INC.
                      (Name of Registrant as Specified in Charter)

                         NETSOL SHAREHOLDERS GROUP, LLC

        (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                         SPECIAL MEETING OF STOCKHOLDERS

                                       OF

                           NETSOL INTERNATIONAL, INC.

                     ---------------------------------------

                                 PROXY STATEMENT

                                       OF

                         NETSOL SHAREHOLDERS GROUP, LLC

To All NetSol International, Inc. Stockholders:

         This Proxy Statement and the accompanying BLUE proxy card are being furnished to stockholders ("Stockholders") of NetSol International, Inc. (the "Company") in connection with the solicitation of proxies by NetSol Shareholders Group, LLC (the "Group") to be used at a special meeting (the "Special Meeting") of Stockholders of the Company which the Group has called to be held at 9:00 a.m. local time on Friday, June 1, 2001, at the principal executive offices of the Company, 24025 Park Sorrento Drive, Calabasas, California 91302, or such other location as is designated by the Board of Directors of the Company, and at any adjournments, postponements or reschedules thereof. This Proxy Statement and the BLUE proxy card are first being furnished to Stockholders on or about ___________, 2001.

         At the Special Meeting, the Group will seek to remove the entire current Board of Directors of the Company and to elect a new Board of Directors of the Company comprised of five (5) persons. The Group's current nominees are named below under "Election of Directors." Each of the nominees (each a "Nominee" and, collectively, the "Nominees") have been selected by the Group.

         In the alternative, rather than removing the current Directors and electing the Nominees at the Special Meeting, the Group may seek to remove the current Directors and elect the Nominees through written consent, in accordance with Section 78.320(2) of the Nevada Revised Statutes ("NRS"). Pursuant to NRS
Section 78.335(1) any director or one or more of the incumbent directors may be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power. NRS
Section 78.320(3) provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given. In accordance with Section 78.320(2) and 78.320(3) of the NRS and consistent with both the Articles of Incorporation and Bylaws of the Company, the Group may effect the removal of all of the current Directors and the election of the Nominees as Directors by obtaining the written consent of Stockholders holding the required two-thirds voting power, without holding a special meeting of Stockholders and without giving notice of such action to the Stockholders. If Stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power communicate to the Group a willingness and desire to remove the current Directors and elect a new slate of Directors, such action may be taken by such written consent in lieu of the Special Meeting.

         The Group is not satisfied with the existing management or Board of the Company. It believes that the Company is not currently maximizing the value of its most significant assets, and has not adequately pursued market opportunities. The Group believes the investment community lacks confidence in the Company and its management. The Group also believes this loss of opportunity under current management has caused the Company to lose its credibility within the investment community. The Group believes that it is in the best interest of all of the Stockholders to elect a new slate of Directors to the Company who are committed to better developing a variety of opportunities for the Company and forging a clear direction for the Company. ACCORDINGLY, THE GROUP IS SOLICITING PROXIES IN FAVOR OF REMOVING THE CURRENT DIRECTORS OF THE COMPANY AND ELECTING A SLATE OF DIRECTORS PROPOSED BY THE GROUP.

         THE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE STOCKHOLDERS. THE GROUP BELIEVES THAT YOUR VOICE IN THE FUTURE OF THE COMPANY CAN BEST BE EXPRESSED THROUGH THE ELECTION OF THE NOMINEES. ACCORDINGLY, THE GROUP URGES YOU TO VOTE YOUR BLUE PROXY CARD FOR THE NOMINEES.

         IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

                                    IMPORTANT

         The election of the Nominees requires the affirmative vote of a plurality of the votes cast, assuming a quorum is present or otherwise represented at the Special Meeting. As a result, your vote is extremely important in deciding the future of the Company. The Group urges you to mark, sign, date and return the enclosed BLUE proxy card to vote FOR the election of the Nominees.

         THE GROUP URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY MANAGEMENT OF THE COMPANY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED BLUE PROXY CARD TO THE GROUP, OR BY VOTING IN PERSON AT THE SPECIAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

         Only holders of record of the Company's voting securities as of the close of business on a Record Date designated by the Board of Directors (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. According to the Quarterly Report on Form 10-QSB/A for the quarterly period ended December 30, 2000, filed with the Securities and Exchange Commission (the "SEC") on April 16, 2001 (the "Form 10-QSB/A"), as of April 10, 2001, there were 11,592,997 shares of common stock outstanding and no shares of preferred stock outstanding. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Special Meeting for each share of common stock, $.001 per share (the "Common Stock"), held on the Record Date.

         As of April 26, 2001, the members of the Group (collectively, the "Group Members"), beneficially owned an aggregate of 3,007,740 shares of Common Stock, representing approximately 25.9% of the outstanding shares of Common Stock. The Group Members and their affiliates intend to vote such shares FOR the election of the Nominees.

         VOTE FOR THE NOMINEES BY RETURNING YOUR COMPLETED BLUE PROXY CARD TODAY. If you have any questions, you can reach the Group's proxy solicitor
____________________________.

                      BACKGROUND OF THE PROXY SOLICITATION

         In opposition to the current Board of Directors of the Company, the Group is seeking to solicit the proxies of Stockholders to be used to remove the current Directors of the Company and elect the Nominees as Directors of the Company at the Special Meeting. The Nominees, if elected, intend to engage an investment bank and actively pursue acquiring, merging with or being acquired by another public company. The Nominees plan to change the existing management and operations of the Company to effectuate this plan. Each of the Nominees has consented, if so elected, to serve as a Director and is fully committed, if elected, to take such action as the Nominees deem advisable and in the best interest of the Stockholders and which they believe will maximize stockholder value and improve the Company's future viability and growth.

         The Group believes that the adoption of this strategy will make the Company a far more attractive company.

                              ELECTION OF DIRECTORS

         According to the Company's proxy statement prepared in connection with the 2000 Annual Meeting of the Company, as filed with the SEC on November 9, 2000 (the "Company's Proxy Statement"), the Company currently has eight (8) Directors, all of whose terms will expire at the next annual meeting of the Stockholders. The Group proposes that the Stockholders remove all the current Directors of the Company and elect each of the Nominees as new Directors of the Company at the Special Meeting. Each Nominee, if elected, would hold office until the next annual meeting of the Stockholders or until a successor has been elected and qualified. Although the Group does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such occurrence, proxies may be voted for a substitute designated by the Group.

         If notice of intent to cumulative vote is given, every Stockholder voting for the election of directors may cumulate his or her votes and give any candidate whose name has been placed in nomination prior to the voting a number of votes equal to the number of Directors to be elected (eight (8)) multiplied by the number of his or her shares, or may distribute his or her votes among as many candidates so nominated as he or she chooses; no Stockholder, however, may cumulate votes for any candidate unless the candidate has been nominated prior to the voting and at least one Stockholder has given notice at the meeting prior to the voting of his or her intention to cumulate his or her votes. If any Stockholder present at the Special Meeting gives such notice, all Stockholders may cumulate their votes. The persons named in the accompanying proxy may also cumulate votes in favor of one or more of the nominees as they in their discretion determine.

         Up to eight (8) nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as Directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker nonvotes and instructions on the accompanying proxy to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

         Background information about the Nominees is set forth below. See Appendix I for additional information about the Nominees, including their ownership, purchase and sale of securities issued by the Company.

         CARY BURCH, age 38, is currently a member of the Board of Directors of the Company. He has over eighteen years of leadership, business management and information technology experience. From 1998 to the present, Mr. Burch has served as an executive of The First American Corporation (NYSE:FAF). He also presently holds the positions of President of First American CreditNet and Senior Vice President & Chief Information Officer of First American Credco. From 1993 to 1998, Mr. Burch was Senior Vice President and Chief Information Officer of Advanta Corporation's Personal Finance Division. From 1989 to 1993, Mr. Burch was Vice President of Strategic Technologies and CIO for First Franklin Financial. From 1985 to 1989, Mr. Burch held a technology management position at Lyon's, a Sara Lee Corporation subsidiary. From 1982 to 1985, Mr. Burch held a technology management position at Global Media. Mr. Burch has held various advisory and board of director positions throughout the financial industry. Mr. Burch is a board member of the First American Corporate Technology Strategy Board. Mr. Burch is an industry advocate and professional presenter on the advancement of technology within the financial services industry. Mr. Burch is also a speaker and has been published by several industry and trade associations. He has an MBA from Pepperdine University and has completed graduate studies at Harvard Business School, Massachusetts Institute of Technology and Oxford University.

JONATHAN D. ISESON, age 44, has over 24 years of investment management experience. In 1999, Mr. Iseson founded Blue Water Partners, and has acted as General Partner, Principal and Sole Investment Manager since its date of inception to the present. From 1989 to 1999, Mr. Iseson was Vice President of Keefe Managers, Inc., a hedge fund specializing in financial securities and worked with one of its founding members, Harry Keefe. Mr. Iseson's responsibilities included overseeing the trading desk as well as the convertible and arbitrage strategies, and was primarily responsible for the hedging of the portfolio. In addition, during that time, Mr. Iseson had considerable input into Keefe Managers, Inc.'s investment process. During Mr. Iseson's tenure with Keefe Managers, Inc., he also helped build the firm's assets to approximately $900 million. From 1987 to 1989, Mr. Iseson worked for Keefe, Bruyette & Woods and managed the convertible and arbitrage departments and oversaw the firm's market making in equity securities. From 1985 to 1987, Mr. Iseson worked for Montgomery Securities, where he eventually became a partner and oversaw the convertible and arbitrage department. From 1980 to 1985, Mr. Iseson was a Vice President with Keefe, Bruyette & Woods, and managed the convertible trading department and the creation of markets in over-the-counter and listed equities. Mr. Iseson started his career at Wechsler & Krumholz, a firm specializing in convertibles and REITs. Mr. Iseson has served on the board of The Options & Futures Society and recently passed the Series 7 and Series 63 examinations.

GRAEME GLEW, age 46, is an innovator in the race car industry. Mr. Glew presently manages a company, which he co-founded, called Professional Sports Management in 1989. This company specializes in finding, placing and servicing sponsors in Formula 1 racing. During the 1980's, Mr. Glew founded and managed a company called Team Touraco. Mr. Glew built his first racing car, a Formula Ford 1600 machine which appeared for the first time in 1977 when Mr. Glew was 22. It was called a Touraco. Mr. Glew found that offering race cars for hire was a good business opportunity and he then expanded his business to train newcomers to racing. One of his early clients was Julian Bailey, who went on to drive for Lotus and Tyrrell in Formula 1.

SHELLY SINGHAL, age 33, has a broad base of experience in corporate finance and commercial lending, including public and private offerings of securities, mergers and acquisitions, debtor in possession financing and restructuring. Since 2000, Mr. Singhal has been the Managing Director of Technology Investment Banking for BlueStone Capital Corp., formerly BlueStone Capital Securities. From 1995 to 2000, Mr. Singhal was the Managing Director of Corporate Finance at Roth Capital Partners and head of the E-

Commerce Group. Mr. Singhal also was the Manager of Roth Capital Partners Bridge Fund. He was formerly associated with firms involved in high yield securities offerings and transactions involving out of court and Chapter 11 restructurings. Prior to investment banking, from 1990 to 1992, Mr. Singhal worked in the commercial lending department at Foothill Capital, Inc., where he participated in many of its early debtor-in-possession financings. From 1989 to 1990, Mr. Singhal worked at Heller Financial, where he worked on highly leveraged transactions. Mr. Singhal received his BS from Seaver College at Pepperdine University.

DONALD L. DANKS, age 44, is presently the Chairman and Chief Executive Officer of Netgateway, Inc. (OTC BB: NGWY) ("Netgateway"). Mr. Danks was an original investor in founding Netgateway in 1998 and is currently one of its largest shareholders. In 1999, Mr. Danks helped to found Next Step Broadband. From 1997 to the Present, Mr. Danks has acted as a consultant for Headwaters, Inc. From 1995 to 1998, Mr. Danks was the co-founder and President of Prosoft Training.com, (Nasdaq: POSO - news). In addition to helping organize that company, he was responsible for securing more than $35 million in funding for that company. From 1996 to 1998, Mr. Danks worked as a consultant for Admor Memory, Inc. During Mr. Danks' relationship with these companies, he secured or assisted in securing more than $65 million dollars in capital, including the initial $5 million dollars raised to create Netgateway. In addition to attracting inceptive capital for client companies, Mr. Danks assisted in the development of their business plans, helped in the recruitment of senior management, supported the development of the public market for their securities by introducing them to institutional investors and market makers and oversaw ongoing corporate finance needs. Mr. Danks graduated with a BS from UCLA in 1979.

         THE GROUP STRONGLY URGES YOU TO VOTE FOR THE REMOVAL OF THE CURRENT BOARD OF DIRECTORS OF THE COMPANY AND THE ELECTION OF THE NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE BLUE PROXY CARD AND NO MARKING IS MADE ON IT, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE SHARES REPRESENTED BY THE BLUE PROXY CARD FOR THE REMOVAL OF THE CURRENT BOARD OF DIRECTORS OF THE COMPANY AND FOR THE ELECTION OF ALL OF THE NOMINEES.

         All transactions in securities of the Company engaged in by any Nominee during the past two years, as well as current ownership of any such securities by any Nominee, will be listed on Appendix I. No Nominee owns any securities of the Company of record but not beneficially. No Nominee owns beneficially any securities of any parent or subsidiary of the Company. In addition, and except as stated herein, no Nominee or any of their associates has any agreement or understanding with respect to future employment by the Company, and no such person has any agreement or understanding with respect to any future transactions to which the Company will or may be a party.

         Except as described herein, no Nominee nor any of their associates (i) has engaged in or had a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party, where the amount involved was in excess of $60,000, (ii) owns beneficially or of record any securities of the Company, (iii) borrowed any funds for the purpose of acquiring or holding any securities of the Company or is presently, or has been within the past year, a party to any contract, arrangement or understanding, with any person with respect to securities of the Company.

                            AGREEMENTS WITH NOMINEES

         The Group is entering into letter agreements (the "Nominee Agreements") with each of the Nominees with respect to their service as Nominees, to stand for election as Directors of the Company at the Special Meeting. The Nominee Agreements each provide, among other things, as follows:

- The Nominee acknowledges that he has agreed to become a member of the slate of Nominees to stand for election as Directors of the Company in connection with a proxy contest with management of the Company in respect of the election of directors of the Company at the Special Meeting.

-    The Group agrees to pay the costs of the proxy contest.

- The Group agrees to indemnify each Nominee from and against any losses incurred by the Nominee arising from any action relating to such Nominee's role as a Nominee, absent gross negligence or willful misconduct.

- The Nominee agrees to withdraw as a Nominee of the Group if requested to do so by the Group at any time prior his election as a Director of the Company.

                 OTHER MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

         Except as set forth above, the Group is not aware of any proposals to be brought before the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named on the BLUE proxy card will abstain from voting on such proposals unless such proposals adversely affect the interests of the Group and/or the Nominees as determined by the Group in its sole discretion, in which event such persons will vote on such proposals at their discretion.

                                VOTING PROCEDURES

         Only Stockholders of record as of the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. On April 10, 2001, there were

11,592,997 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on the matters to be presented at the Special Meeting.

         A majority of the votes entitled to be cast on matters to be considered at the Special Meeting, present in person or by proxy, will constitute a quorum at the Special Meeting. If a share is represented for any purpose at the Special Meeting, it is deemed to be present for all other matters. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum. "Broker nonvotes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker nonvotes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker nonvotes on the specific items to be brought before the Special Meeting is discussed under each item.

         Every Stockholder voting for the election of Directors may cumulate his or her votes and give any candidate whose name has been placed in nomination prior to the voting a number of votes equal to the number of Directors to be elected (eight (8)) multiplied by the number of his or her shares, or may distribute his or her votes among as many candidates so nominated as he or she chooses; no Stockholder, however, may cumulate votes for any candidate unless the candidate has been nominated prior to the voting and at least one Stockholder has given notice at the meeting prior to the voting of his or her intention to cumulate his or her votes. If any Stockholder present at the Special Meeting gives such notice, all Stockholders may cumulate their votes. The persons named in the accompanying proxy may also cumulate votes in favor of one or more of the Nominees as they in their discretion determine.

                                PROXY PROCEDURES

         IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD AND RETURN IT TO NETSOL SHAREHOLDERS GROUP, LLC C/O BLUE WATER MASTER FUND, L.P. IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

         The accompanying BLUE proxy card will be voted at the Special Meeting in accordance with your instructions on such card.

         Any proxy may be revoked at any time prior to the time a vote is taken by delivering to the Secretary of the Company a notice of revocation bearing a later date, by a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

         Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights of the Special Meeting even if you sell such shares after the Record


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
Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the BLUE proxy card, even if you sell such shares after the Record Date.

                             SOLICITATION OF PROXIES

         Solicitation of proxies shall be made only by the Group.

         The Group has retained ________________ (the "Solicitor") to conduct the solicitation, for which the Solicitor is to receive a fee of approximately $_________, plus reimbursement for its reasonable out-of-pocket expenses. The Group has agreed to indemnify the Solicitor against certain liabilities and expenses, including liabilities under federal securities laws. Proxies may be solicited by mail, courier services, advertising, telephone, telecopier or in person. It is anticipated that the Solicitor will employ approximately 30 persons to solicit Stockholders for the Special Meeting.

         Costs related to the solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisers, proxy solicitors, payments to nominees, advertising, printing, transportation and related expenses and filing fees, will be borne by the Group. Such costs are expected to be approximately $250,000 in total. The Group intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that the Nominees are elected to the Board of Directors of the Company, but do not intend to submit the issue of reimbursement to a vote of security holders.

                          CERTAIN INFORMATION REGARDING
                         NETSOL SHAREHOLDERS GROUP, LLC

         On April 25, 2001, certain Stockholders determined that they were not satisfied with current management of the Company and agreed to form a group for the purpose of exploring available options to maximize stockholder value. As of the date thereof, the Group was formed as a Nevada limited liability company, in order to facilitate their activities. The business address of the Group is c/o Blue Water Master Fund, L.P., c/o Citco Fund Services, Kaya Flamboyan 9, Curacao, Netherland Antilles. The Group Members have agreed to the joint reporting of their beneficial ownership of Common Stock and the joint filing of a statement on Schedule 13D, including amendments thereto, with the SEC with respect to the Common Stock.

         All transactions in the securities of the Company effected within the past two years by each of the Group Members and their affiliates will be contained in Appendix I.

                          CERTAIN INFORMATION REGARDING
                        ARRANGEMENTS/UNDERSTANDINGS WITH
                      RESPECT TO SECURITIES OF THE COMPANY

         As set forth above, the Group Members have entered into the Joint Filing Agreement pursuant to which they have agreed to the joint filing with the SEC of a statement on Schedule 13D, including amendments, reporting their joint beneficial ownership of Common Stock. Accordingly, the Group Members may be deemed to constitute a "group" for the purposes of Section 13(d) of the Securities Act of 1933, as amended.

         Certain Group Members have entered into a Stock Option Agreement with Netgateway, pursuant to which the Group Members have granted Netgateway an irrevocable 45-day option to purchase a total of up to 300,000 shares of the Common Stock at an exercise price of $3.80 per share. Under the Stock Option Agreement, Netgateway has granted to the Group Members an irrevocable 45-day option to purchase a total of up to 300,000 shares of the common stock of Netgateway at an exercise price of $0.356 per share.

                             ADDITIONAL INFORMATION

         Certain information regarding the securities of the Company held by the Company's Directors, Nominees, management and 5% Stockholders is contained in the Company's Proxy Statement and is incorporated herein by reference. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of the Company must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy for that meeting is also contained in the Company's Proxy Statement and is incorporated herein by reference.

         The Group assumes no responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, the Company's Proxy Statement.

                                 NETSOL SHAREHOLDERS GROUP, LLC

                                 By:   Blue Water Master Fund, L.P.
                                       Its Managing Member

                                            By:  Blue Water Partners, L.L.C.
                                            Its General Partner

                                                 By:  JDI Management Corp.
                                                 Its Principal

                                                    By: Jonathan D. Iseson
                                                    Its Principal


                                            /s/ Jonathan D. Iseson
                                            ------------------------------------

Date: April 27, 2001

                                                                      APPENDIX I


                   SUPPLEMENTAL NOMINEE AND OTHER INFORMATION

         Set forth below is (a) the name and business address of each of the participants and their associates in the solicitation made pursuant to this Proxy Statement, and (b) the dates, types and amounts of each participant's purchases and sales of the Company's debt and equity securities within the past two years.


   Name and                    Transaction       Number of Securities          Number of           Current
Business Address                   Date               Purchased             Securities Sold       Ownership
----------------               -----------       --------------------       ---------------       ---------


                                                                                                  TOTAL:


                                    IMPORTANT

1. If your shares are held in your own name, please mark, date and mail the enclosed BLUE proxy card to the Group, in the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE proxy card to be signed representing your shares.

3. If you have already submitted a proxy to the Company for the Special Meeting, you may change your vote to a vote FOR the election of the Nominees by marking, signing, dating and returning the enclosed BLUE proxy card for the Special Meeting, which must be dated after any proxy you may have submitted to the Company.

ONLY YOUR LATEST DATED PROXY FOR THE SPECIAL MEETING WILL COUNT AT THE SPECIAL MEETING.

                                   PROXY CARD

                           NETSOL INTERNATIONAL, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

            THIS PROXY IS SOLICITED BY NETSOL SHAREHOLDERS GROUP, LLC

         The undersigned hereby, with respect to all shares of Common Stock of NetSol International, Inc. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints NetSol Shareholders Group, LLC as his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at the principal executive office of the Company or such other location as is designated by the Board of Directors on Friday, June 1, 2001 at 9:00 a.m. Pacific Standard Time, and at any adjournments or postponements thereof, to vote such stock on all matters coming before said meeting as set forth below:

         REMOVAL OF CURRENT BOARD OF DIRECTORS AND ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS OF THE COMPANY:

         1. Cary Burch              4. Shelly Singhal
         2. Jonathan Iseson         5. Donald Danks
         3. Graeme Glew

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER MARKED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO MARKINGS ARE MADE, THIS PROXY WILL BE DEEMED TO BE A DIRECTION TO VOTE FOR ALL NOMINEES FOR DIRECTOR. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE, SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                   (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


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
[X] PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

_____________ RECOMMENDS A VOTE FOR THE NOMINEES

1. Election of Directors (see reverse). For, except withheld from the following nominees:

         ----------------------------------------------------------
         FOR [ ]                          WITHHELD [ ]


When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name of President or other authorized officer. If a partnership, please sign a partnership name by authorized person.


                  ----------------------------------------
                  Signature(s) of Stockholder(s)

                  ----------------------------------------
                  Title, if any

                  ----------------------------------------
                  Date


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